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                                                                     EXHIBIT 4.1

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                  TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY.

                NUMBER                          INCORPORATED UNDER THE LAWS                            SHARES
                                               OF THE STATE OF NORTH CAROLINA

                                          9.25% SERIES A CUMULATIVE PREFERRED STOCK

                                                       WINSTON HOTELS, INC.

            SEE REVERSE FOR                                                                      CUSIP 97563A 20 1
          CERTAIN DEFINITIONS

                          THIS CERTIFICATE IS TRANSFERABLE IN WINSTON-SALEM, NC, BOSTON, MA OR NEW YORK, NY


        THIS CERTIFIES THAT




        IS THE OWNER OF

          FULLY PAID AND NONASSESSABLE SHARES OF 9.25% SERIES A CUMULATIVE PREFERRED STOCK, $.01 PAR VALUE PER SHARE, OF
                                                       WINSTON HOTELS, INC.

(the "Corporation"), a North Carolina corporation.  The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof in person or by duly authorized attorney or legal representative upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned and registered by the
Corporation's transfer agent and registrar.


                                                       CERTIFICATE OF STOCK

        Dated:


        COUNTERSIGNED AND REGISTERED                                                                /s/
                               WACHOVIA BANK, N.A.     TRANSFER AGENT     [SEAL]                 CHAIRMAN OF THE BOARD
                               (WINSTON-SALEM,NC)      AND REGISTRAR


                                                                                                    /s/
        BY                           AUTHORIZED SIGNATURE                                                PRESIDENT

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                             WINSTON HOTELS, INC.

        TO PRESERVE THE QUALIFICATIONS OF THE COMPANY AS A "REAL ESTATE INVESTMENT TRUST" UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNDER THE COMPANY'S ARTICLES OF INCORPORATION. TRANSFER OF THE SHARES REPRESENTED HEREBY IS RESTRICTED AND MAY BE STOPPED IF A PERSON OR GROUP OF PERSONS DIRECTLY OR THROUGH THE OPERATION OF CERTAIN ATTRIBUTION RULES WOULD OWN IN EXCESS OF 9.9% OF ANY CLASS OF THE OUTSTANDING STOCK OF THE COMPANY AFTER THE TRANSFER.

        THE COMPANY MAY REQUIRE EVIDENCE OF A PROPOSED TRANSFEREE'S STATUS AND OWNERSHIP INTEREST BEFORE PERMITTING ANY TRANSFER AND MAY REDEEM ANY SHARES HELD IN VIOLATION OF THE PRECEEDING PARAGRAPH. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A FULL STATEMENT OF THE TRANSFER RESTRICTIONS UPON REQUEST TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE.

        THE SHARES REPRESENTED HEREBY ARE SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY, EACH AS AMENDED FROM TIME TO TIME, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AS WELL AS VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, SO FAR AS THE SAME HAS BEEN DETERMINED BY THE BOARD OF DIRECTORS UNDER ITS AUTHORITY.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


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
        TEN COM -  as tenants in common                  UNIF TRANSFER MIN ACT --              Custodian
        TEN ENT -  as tenants by the entireties                                   -------------          -----------
        JT TEN  -  as joint tenants with right                                        (Cust)                (Minor)
                   of survivorship and not as tenants                             Under Uniform Transfers to Minors
                   in common                                                      Act
                                                                                     ---------------------
                                                                                            (State)
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    Additional abbreviations may also be used though not in the above list.


For value received                                           hereby sell,
                  -------------------------------------------
assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
                               CODE OF ASSIGNEE

--------------------------------------------------------------------------------

                                                                          shares
-------------------------------------------------------------------------
represented by this Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

        Date:
             ----------------------------

Signature(s) Guaranteed:
                                              ----------------------------------
                                                          Signature(s)



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
-----------------------------------------------         -------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN             NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT
ELIGIBLE GUARANTOR INSTITUTION AS DEFINED IN            MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE              UPON THE FACE OF THE CERTIFICATE, IN EVERY
ACT OF 1934, AS AMENDED.                                PARTICULAR, WITHOUT ALTERATION OR
                                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.
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